                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-67527, 333-51607, 333-20673, 333-01789, 33-87782, 333-53802, and 333-53804.




Arthur Andersen LLP

Dallas, Texas
October 3, 2001